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                                    Aberdeen

                              Commonwealth Income
                                   Fund, Inc.

                                  Annual Report
                                October 31, 2001

                                    [GRAPHIC]

                  Invests primarily in fixed-income securities
                    denominated in the currencies of various
                             Commonwealth Countries

Letter to Shareholders

                                                               December 13, 2001

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Commonwealth Income Fund, Inc. (the "Fund") for the year ended October 31, 2001. Included in this report is a review of the Australian, Canadian, New Zealand, United Kingdom and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, Aberdeen Asset Managers (C.I.) Limited.

High Credit Quality: 87.2% of Securities Rated or Deemed Equivalent to AA/Aa or Better

The Fund's high credit quality has been maintained. Over 87.2% of assets are rated AA/Aa or better, or are considered of equivalent quality by the Investment Manager. An additional 9.1% is held in A rated securities.

Distributions: 9.3% Annual Cash Distribution Rate

Distributions to common shareholders for the year ended October 31, 2001 totaled
84.0 cents per share. Based on the share price of $9.00 on October 31, 2001, the cash distribution rate over the last 12 months was 9.3%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

On December 11, 2001, the Board of Directors declared a monthly distribution of US 7.0 cents per share payable on January 11, 2002 to all shareholders of record as of December 31, 2001 (ex-dividend date of December 27, 2001). The Fund also announced that the Board intends to reduce the monthly distribution from US 7.0 cents per share to US 6.0 cents per share, beginning with the distribution payable on February 8, 2002 to all shareholders of record as of January 31, 2002 (ex-dividend date January 29, 2002).


                                       Aberdeen Commonwealth Income Fund, Inc. 1

The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. It is the Board's intention that the monthly distribution of US 6.0 cents per share be maintained for 12 months, subject to regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2002.

Investment Performance: 5.6% Per Annum Return Since Inception

The Fund's total return based on Net Asset Value ("NAV") increased by 7.4% over the year ended October 31, 2001. Since inception, the Fund's total return based on NAV has increased by 5.6% per annum to October 31, 2001. The Fund's market price per share rose 1.4% over the year, from $8.88 on October 31, 2000 to $9.00 on October 31, 2001. The Fund's NAV per share was $9.99 on October 31, 2001, representing a discount to the market price per share of 9.9%, compared with a discount of 12.9% on October 31, 2000.

Implementation of Global Investment Strategy

In March 1999, the Fund's shareholders approved amendments to the Fund's principal investment objective, investment policies and investment restrictions to enable the Fund to invest up to 35% of its total assets in Global Debt Securities. This strategy was proposed to be implemented in two phases. The first phase involved the immediate investment of up to 20% of the Fund's assets in Asian debt markets. On September 3, 2001, the Board of Directors authorized the Investment Manager, in its discretion, to implement the second phase of the global investment strategy. This will now allow the Fund to invest up to 35% of its total assets in Global Debt Securities, with a view to enhancing yield.

Asian Investments: 5.7% of Total Assets Invested in Asian Debt Securities

As of October 31, 2001, 5.7% of the Fund's total assets were held in Asian debt securities, a sector that presents attractive opportunities. The Fund's ability to increase its investment in Asian markets remains constrained by the potential realization of foreign exchange losses from a tax perspective.


2 Aberdeen Commonwealth Income Fund, Inc.

Letter to Shareholders (concluded)

For information about the Fund, including weekly updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management, Investor Relations, by:

o     calling toll free on 1-800-522-5465 or 1-212-968-8800 in the United
      States,

o     emailing to InvestorRelations@aberdeen-asset.com, or

o     visiting the website at www.aberdeen-asset.com/usa

For information about the Aberdeen group, visit the Aberdeen website at www.aberdeen-asset.com

Yours sincerely,


/s/ Martin J. Gilbert

Martin J. Gilbert
Chairman

             All amounts are U.S. dollars unless otherwise stated.


                                       Aberdeen Commonwealth Income Fund, Inc. 3

Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore the exact amount of distributable income for each fiscal year can only be determined as at the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized capital gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2001 were comprised of 41% net investment income and 59% return of capital. In January 2002, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.


4 Aberdeen Commonwealth Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month unless shares of the Fund are trading at a premium, in which case, the Fund will issue additional shares. As a participant in the Plan, you will have the convenience of:

Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs--shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience--the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200 Boston, MA 02266 or call toll free on 1-800-426-5523.


                                       Aberdeen Commonwealth Income Fund, Inc. 5

Report of the Investment Manager

Share Price Performance

On October 31, 2001, the Fund's market price per share was $9.00, which represented a discount of 9.9% to the NAV of $9.99. At the date of this report, the share price was $8.79 representing a discount of 10.7% to the NAV of $9.84.

Distributions

As noted in the Letter to Shareholders, the Board intends to reduce the Fund's monthly distribution from US 7.0 cents per share to US 6.0 cents per share beginning with the distribution payable on February 8, 2002 to shareholders of record as of January 31, 2002. The Investment Manager continues its efforts to reallocate the portfolio toward higher yielding Global Debt Securities, in addition to fixed income securities denominated in the Commonwealth Currencies. Further, with the expectation for an improving global economy in mid to late 2002, the Investment Manager anticipates improvement in the value of non-U.S. Dollar currencies. Together, these factors may enhance the Fund's net investment income and ability to realize capital gains. There can, however, be no assurance that the Investment Manager's expectations will be met.

Auction Market Preferred Stock (AMPS)

The Fund's $30 million of AMPS continued to be well bid at the weekly auctions. The average interest rate paid was 4.74% over the year ended October 31, 2001, compared with 4.57% for 30-day U.S. commercial paper over the same period. These rates have decreased since the year ended October 31, 2000, due to the lowering of interest rates by the U.S. Federal Reserve over the period, and the current interest rate is approximately 2.50%.

On September 3, 2001 the Board of Directors resolved to amend the Fund's policies with respect to derivatives to enable the Investment Manager to use interest rate swaps to hedge up to one third of the Fund's AMPS liabilities. This gives the Investment Manager the flexibility to lock in historically low U.S. dollar interest rates with respect to up to one third of the Fund's outstanding Auction Market Preferred Stock.


6 Aberdeen Commonwealth Income Fund, Inc.

Report of the Investment Manager (concluded)

A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or experience bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the AMPS.

Over the past year, the impact of AMPS has been slightly positive, largely as a result of the rally in Commonwealth bond yields over the year as the global slowdown developed. In addition, U.S. monetary policy was eased more aggressively than in the Commonwealth countries and global yield curves steepened, opening up a positive yield differential between AMPS funding rates and investment yields. Overall, the outlook over the medium-term for investment markets and the portfolio in respect of these factors is considered by the Manager to be favorable, and therefore AMPS are seen as having the potential to continue to enhance total shareholder returns in the medium term.


                                       Aberdeen Commonwealth Income Fund, Inc. 7

Portfolio Composition

Geographic Composition

The table below shows the geographic composition of the Fund's total investments as of October 31, 2001, compared with the previous quarter and twelve months.

               TABLE 1: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                           GEOGRAPHIC ASSET ALLOCATION

===============================================================================
                        October 31, 2001      July 31, 2001    October 31, 2000
                                %                   %                  %
-------------------------------------------------------------------------------
Australia                      24.2               22.1               24.0
Canada                         31.2               34.7               35.8
New Zealand                     3.8                4.8                3.3
United Kingdom                 31.3               29.2               29.4
United States*                  3.8                3.7                3.8
Asia                            5.7                5.5                3.7
-------------------------------------------------------------------------------
Total Portfolio               100.0              100.0              100.0
===============================================================================

* It is the policy of the Investment Manager to maintain a portion of the Fund's investments in U.S. short-term securities to cover distributions and expenses.

Currency Composition

The table below shows the currency composition of the Fund's total investments as of October 31, 2001, compared with the previous quarter and twelve months.

               TABLE 2: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                               CURRENCY ALLOCATION

===============================================================================
                        October 31, 2001      July 31, 2001    October 31, 2000
                                %                   %                  %
-------------------------------------------------------------------------------
Australian Dollar              24.2               22.1               24.0
Canadian Dollar                31.2               34.7               35.8
New Zealand Dollar              3.8                4.8                3.3
British Pound                  31.3               29.2               29.4
United States Dollar*           3.8                3.7                3.8
Asia Currencies                 5.7                5.5                3.7
-------------------------------------------------------------------------------
Total Portfolio               100.0              100.0              100.0
===============================================================================

*     Includes Asian Yankee bond investments.


8 Aberdeen Commonwealth Income Fund, Inc.

Maturity Composition

On October 31, 2001, the average maturity of the Fund's assets was 7.8 years, compared with 8.3 years on October 31, 2000. The Fund's modified duration was
5.0 years on October 31, 2001, compared with 5.1 years on October 31, 2000. The table below shows the maturity composition of the Fund's investments as of October 31, 2001:

               TABLE 3: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                                MATURITY ANALYSIS

================================================================================
                  Less than 1 year    1--5 years   5--10 years   Over 10 years
                          %               %             %             %
--------------------------------------------------------------------------------
Australia               23.3            20.5          43.8           12.4
Canada                  24.4            16.7          12.9           46.0
New Zealand             62.2            14.0          23.8             --
United Kingdom          10.3            24.9          26.4           38.4
United States          100.0              --            --             --
Asia                    36.9            51.6          11.5             --
--------------------------------------------------------------------------------
Total Portfolio         24.6            21.1          24.6           29.7
================================================================================

Sectoral Composition

The table below shows the sectoral composition of the Fund's total investments as of October 31, 2001:

               TABLE 4: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                              SECTORAL COMPOSITION

================================================================================
                 Sovereign   Provincial/    Utilities/
                  Gov't.        State     Supranational   Corporate     Cash or
                   Bonds        Bonds         Bonds         Bonds     Equivalent
                     %            %             %             %            %
--------------------------------------------------------------------------------
Australia           9.7          9.1           1.8           2.3          1.3
Canada             20.8          5.5           0.3           0.6          4.0
New Zealand         0.3           --           0.7           0.8          2.0
United Kingdom     22.9           --           3.3           4.4          0.7
United States        --           --            --            --          3.8
Asia                3.8          0.6           0.2           0.1          1.0
--------------------------------------------------------------------------------
Total Portfolio    57.5         15.2           6.3           8.2         12.8
================================================================================


                                       Aberdeen Commonwealth Income Fund, Inc. 9

Portfolio Composition (concluded)

Quality of Investments

On October 31, 2001, 87.2% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Corporation or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of October 31, 2001.

               TABLE 5: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                                  ASSET QUALITY

================================================================================
                    AAA/Aaa       AA/Aa          A         BBB/Baa       BB/Ba*
                       %            %            %            %             %
--------------------------------------------------------------------------------
Australia             84.5         15.5           --           --          --
Canada                12.9         77.1         10.0           --          --
New Zealand           53.0         32.2         14.8           --          --
United Kingdom        65.1         19.7         15.2           --          --
United States        100.0           --           --           --          --
Asia                  21.7           --         11.6         66.7          --
--------------------------------------------------------------------------------
Total Portfolio       52.0         35.2          9.1          3.7          --
================================================================================

*     Below investment grade.


10 Aberdeen Commonwealth Income Fund, Inc.

Market Review and Outlook

AUSTRALIA

The benchmark 10-year bond yield fell from 6.19% to 5.23% over the year ended October 31, 2001. Bank bill yields fell over the year, closing at 4.29%. The significant depreciation of the Australian dollar has been the most effective economic response to the slow down in global growth. A weaker Australian dollar directly benefits the export and tourism sectors, those sectors likely to be affected by a softer external environment.

The widening of the differential between Australian and U.S. interest rates has continued through 2001, reaching levels not seen since the mid 1990's. The Investment Manager expects that this should be a key source of support to the Australian currency in the near term, as will the likelihood of stronger growth momentum in the domestic economy relative to the U.S.

The Australian dollar fluctuated over the year, closing at U.S. $0.50 on October 31, 2001.

CANADA

The latest Canadian GDP report saw Canada's output for the first half of 2001 increase by a small 1.2% annualized rate, and output for the second quarter declining to the slowest rate in six years. Ongoing weakness in the U.S. economy, coupled with softening domestic demand, led the Bank of Canada (the "BoC") to cut rates by 25 basis points in August. Following the lead of the U.S. Federal Reserve (the "Fed"), the BoC continued to cut rates by a further 50 basis points in September, after the terrorist attacks on the U.S. The Investment Manager believes that the weaker U.S. and Canadian economies are now likely to be accompanied by further easings by both the Fed and the BoC.

The Canadian dollar depreciated over the year, closing at U.S. $0.63.

NEW ZEALAND

New Zealand growth broadened in 2001, benefiting from the low New Zealand dollar, higher commodity prices and strengthening domestic demand. Looking ahead, New Zealand's growth is expected to slow into the first half of 2002, in line with softer global and Australian activity. The recent terrorist attacks in the U.S. have prompted sharp downward revisions to global growth expectations in 2001 and this has pressured the New Zealand dollar. As with the Australian dollar, this is probably the most effective economic response to the slow down in global growth however, as it will directly benefit the tourism and export sectors that will feel the immediate effects of a softer external environment.

The New Zealand dollar fluctuated marginally over the year, closing at U.S.
$0.41.


                                      Aberdeen Commonwealth Income Fund, Inc. 11

Market Review and Outlook (concluded)

UNITED KINGDOM

Given a weakening global background, the Bank of England (the "BoE") lowered its forecast for economic growth in September, and sees core inflation falling to 2% early next year, then rising closer to the 2.5% target by the end of next year. The Investment Manager believes that the BoE will maintain an aggressive stance and will continue to ease policy in the current environment of decreasing overseas demand and weak capital markets. UK domestic consumption remains the only bright spot, as evidenced by recent consumer credit data.

The pound has fluctuated against the U.S. dollar over the year, closing at U.S. $1.45.

ASIA

Domestic and Yankee (US$ denominated) bonds

Asian domestic bond yields fell over the year ended October 31, 2001, as many Asian central banks eased interest rates in response to the global economic slowdown. After the attacks in the U.S., Asian domestic yields continued to edge down, as the consensus for deteriorating economic conditions and thus further rate cuts persisted. The yields on U.S. dollar Asian bonds (Yankees) continued to fall over the year ended October 31, 2001, in line with falling U.S. interest rates.

Currencies

The Singapore dollar and Korean Won depreciated against the U.S. dollar over the year, while the Philippine peso and Thai baht remained broadly unchanged. The Malaysian ringgit remained pegged to the U.S. dollar.


12 Aberdeen Commonwealth Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods.

================================================================================
                       October 31, 2001       July 31, 2001     October 31, 2000
--------------------------------------------------------------------------------

Australia
90 day bank bills            4.29%                5.06%               6.43%
10 year bonds                5.23%                6.09%               6.19%
Australian Dollar          $  0.50              $  0.51             $  0.52

Canada
90 day bank bills            2.35%                4.03%               5.64%
10 year bonds                4.86%                5.66%               5.81%
Canadian Dollar            $  0.63              $  0.65             $  0.66

New Zealand
90 day bank bills            4.96%                5.81%               6.65%
10 year bonds                6.18%                6.69%               6.69%
NZ Dollar                  $  0.41              $  0.41             $  0.39

United Kingdom
90 day bank bills            4.15%                4.95%               5.87%
10 year bonds                4.53%                5.01%               5.16%
British Pound              $  1.45              $  1.43             $  1.45

South Korea
90 day bank bills            4.53%                5.23%               7.11%
10 year bonds                6.85%                6.78%                 N/A
South Korean Won*        (Won)1290            (Won)1298           (Won)1137

Thailand
90 day bank bills            2.50%                2.50%               2.50%
10 year bonds                5.55%                6.30%               5.31%
Thai Baht*               (THB)44.7            (THB)45.7           (THB)44.0

Philippines
90 day bank bills           11.07%                9.78%              18.79%
10 year bonds               17.80%               15.99%              19.27%
Philippines Peso*          (PHP)52              (PHP)54             (PHP)52

Malaysia
90 day bank bills            2.73%                2.80%               2.93%
10 year bonds                3.30%                4.17%               5.68%
Malaysian Ringgit*        (MYR)3.8             (MYR)3.8            (MYR)3.8

Singapore
90 day bank bills            0.60%                2.13%               2.40%
10 year bonds                4.14%                4.17%               4.33%
Singapore Dollar*          S$ 1.82              S$ 1.80             S$ 1.76

US$ Yankee Bonds**
South Korea                  5.54%                6.40%               8.13%
Malaysia                     6.57%                7.19%               8.03%
Philippines                 10.19%               10.15%              12.11%
================================================================================

* These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and the British pound are quoted U.S. dollars per currency.

**    Sovereign issues.

      Aberdeen Asset Managers (C.I.) Limited
      December 2001


                                      Aberdeen Commonwealth Income Fund, Inc. 13

Portfolio of Investments

As of October 31, 2001

Principal
Amount
Local
Currency (a)                                             Value
(000)                 Description                        (US$)
------------------------------------------------------------------
LONG-TERM INVESTMENTS--86.1%
AUSTRALIA--22.7%
Government Bonds--7.9%
A$
             Commonwealth of Australia,
1,500        12.00%, 11/15/01 ......................       759,262
3,000        10.00%, 10/15/02 ......................     1,600,162
2,000        9.50%, 8/15/03 ........................     1,105,195
1,000        10.00%, 2/15/06 .......................       612,943
1,500        6.75%, 11/15/06 .......................       829,706
1,000        10.00%, 10/15/07 ......................       640,610
3,000        8.75%, 8/15/08 ........................     1,844,399
2,500        7.50%, 9/15/09 ........................     1,459,240
1,500        6.50%, 5/15/13 ........................       831,114
                                                      ------------
             Total Australian
             government bonds
             (cost US$12,479,058) ..................     9,682,631
                                                      ------------

Semi-Government Bonds--9.0%
New South Wales--3.9%
             New South Wales Treasury
             Corporation,
2,000        8.00%, 12/01/01 .......................     1,011,864
1,500        7.00%, 4/01/04 ........................       801,897
4,200        7.00%, 12/01/10 .......................     2,358,379
             First Australian National
             Mortgage Acceptance
             Corporation, Series 22,
1,288        11.40%, 12/15/01 ......................       654,911
                                                      ------------
                                                         4,827,051
                                                      ------------

Queensland--1.9%
             Queensland Treasury Corporation,
2,000        8.00%, 5/14/03 (Global) ...............     1,068,036
1,000        8.00%, 9/14/07 (Global) ...............       580,519
1,250        6.00%, 6/14/21 ........................       652,114
                                                      ------------
                                                         2,300,669
                                                      ------------

Victoria--1.5%
             State Electricity Commission
             of Victoria,
  535        10.50%, 5/27/03 .......................       294,422
             Treasury Corporation of Victoria,
1,000        9.00%, 6/27/05 ........................       572,695
1,500        10.25%, 11/15/06 ......................       904,094
                                                      ------------
                                                         1,771,211
                                                      ------------

Western Australia--1.7%
             Western Australia Treasury
             Corporation,
3,500        8.00%, 6/15/13 ........................     2,122,181
                                                      ------------
             Total Australian
             semi-government bonds
             (cost US$13,180,192) ..................    11,021,112
                                                      ------------

Supranational--2.6%
             Eurofima,
3,500        9.875%, 1/17/07 .......................     2,156,053
             Federal National Mortgage
             Association, Series EMTN,
2,000        6.375%, 8/15/07 .......................     1,071,576
                                                      ------------
             Total Australian dollar
             supernational bonds
             (cost US$3,221,689) ...................     3,227,629
                                                      ------------

Utilities--0.9%
             Telstra Corp.,
2,000        11.50%, 10/15/02 ......................     1,077,209
                                                      ------------
             Total Australian utility bonds
             (cost US$1,745,314) ...................     1,077,209
                                                      ------------


14 Aberdeen Commonwealth Income Fund, Inc.

As of October 31, 2001

Principal
Amount
Local
Currency (a)                                             Value
(000)                 Description                        (US$)
------------------------------------------------------------------
Banking and Finance--0.2%
A$
             ING Mercantile Mutual Bank Ltd.,
  500        7.125%, 3/13/02 .......................       254,381
                                                      ------------
             Total Australian banking
             and finance bonds
             (cost US$379,514) .....................       254,381
                                                      ------------

Corporate Non-Banks--2.1%
             Brisbane Airport Corporation, Ltd.,
4,000        7.30%, 6/30/10 ........................     2,185,342
             GE Capital Australia,
  600        6.75%, 9/15/07 ........................       325,353
                                                      ------------
             Total Australian corporate
             non-bank bonds
             (cost US$2,507,134) ...................     2,510,695
                                                      ------------

             Total Australian long-term
             investments
             (cost US$33,512,901) ..................    27,773,657
                                                      ------------

CANADA--26.9%
Government Bonds--20.6%
C$
             Canadian Government,
6,000        8.50%, 4/01/02 ........................     3,877,764
5,000        5.25%, 9/01/03 ........................     3,286,745
2,500        7.25%, 6/01/07 ........................     1,801,242
2,000        5.50%, 6/01/09 ........................     1,322,249
1,000        10.75%, 10/01/09 ......................       873,824
3,000        10.25%, 3/15/14 .......................     2,784,199
4,000        8.00%, 6/01/23 ........................     3,333,241
8,000        9.00%, 6/01/25 ........................     7,398,412
             Canada (Cayman),
  750        7.25%, 6/01/08 ........................       535,354
                                                      ------------
             Total Canadian
             government bonds
             (cost US$27,436,077) ..................    25,213,030
                                                      ------------

Semi-Government Bonds--5.4%
British Columbia--1.3%
             Province of British Columbia,
2,000        9.50%, 1/09/12 ........................     1,662,738
                                                      ------------

Ontario--0.9%
             Ontario Hydro,
  500        8.50%, 5/26/25 ........................       413,639
             Province of Ontario,
1,000        8.75%, 4/22/03 ........................       684,262
                                                      ------------
                                                         1,097,901
                                                      ------------

Quebec--2.8%
             Quebec Hydro,
1,500        7.00%, 6/01/04 ........................     1,029,143
1,000        2.512%, 1/28/05 (b) ...................       635,056
2,000        9.625%, 7/15/22 .......................     1,757,343
                                                      ------------
                                                         3,421,542
                                                      ------------

Toronto--0.4%
             Metropolitan Municipality
             of Toronto,
  750        9.625%, 5/14/02 .......................       489,951
                                                      ------------
             Total Canadian
             semi-government bonds
             (cost US$7,117,360) ...................     6,672,132
                                                      ------------

Utilities--0.3%
             Bell Telephone Company
             of Canada,
  500        10.50%, 7/15/09 .......................       334,791
                                                      ------------
             Total Canadian
             utility bonds
             (cost US$433,599) .....................       334,791
                                                      ------------


                                      Aberdeen Commonwealth Income Fund, Inc. 15

As of October 31, 2001

Principal
Amount
Local
Currency (a)                                             Value
(000)                 Description                        (US$)
------------------------------------------------------------------
Banking and Finance--0.6%
C$
             Credit Local de France,
1,000        6.75%, 3/21/06 ........................       688,619
                                                      ------------
             Total Canadian banking
             and finance bonds
             (cost US$709,119) .....................       688,619
                                                      ------------

             Total Canadian
             long-term investments
             (cost US$35,696,155) ..................    32,908,572
                                                      ------------

MALAYSIA--0.6%
Semi-Government Bonds--0.6%
MYR
             Danamodal Nasional Berhad,
3,100        0.00%, 10/21/03 .......................       770,513
                                                      ------------
             Total Malaysia
             long-term investments
             (cost US$740,333) .....................       770,513
                                                      ------------

NEW ZEALAND--1.8%
Government Bonds--0.3%
NZ$
             Canadian Government,
1,000        6.625%, 10/03/07 ......................       424,500
                                                      ------------
             Total New Zealand
             government bonds
             (cost US$557,544) .....................       424,500
                                                      ------------

Utilities--0.7%
             Electricity Corporation of
             New Zealand Ltd.,
1,000        8.00%, 2/15/03 ........................       428,466
             TCNZ Finance Limited,
1,000        9.25%, 7/01/02 ........................       422,412
                                                      ------------
             Total New Zealand
             utility bonds
             (cost US$1,189,893) ...................       850,878
                                                      ------------

Banking and Finance--0.2%
             Transpower Finance Ltd.,
  500        8.00%, 6/15/05 ........................       221,378
                                                      ------------
             Total New Zealand
             banking and finance bonds
             (cost US$348,382) .....................       221,378
                                                      ------------

Corporate Non-Banks--0.6%
             Housing New Zealand,
1,500        8.00%, 11/15/06 .......................       674,999
                                                      ------------
             Total New Zealand
             corporate non-bank bonds
             (cost US$806,899) .....................       674,999
                                                      ------------

             Total New Zealand
             long-term investments
             (cost US$2,902,718) ...................     2,171,755
                                                      ------------


16 Aberdeen Commonwealth Income Fund, Inc.

As of October 31, 2001

Principal
Amount
Local
Currency (a)                                            Value
(000)                 Description                       (US$)
------------------------------------------------------------------
PHILIPPINES--0.1%
Government Bonds--0.1%
PHP
              Philippine Government,
 7,000        16.50%, 2/25/09 ......................       130,389
                                                      ------------
              Total Philippine
              long-term investments
              (cost US$204,198) ....................       130,389
                                                      ------------

SINGAPORE--0.5%
Government Bonds--0.4%
SG$
              Singapore Government,
   100        3.00%, 11/01/02 ......................        55,896
   540        4.00%, 2/01/05 .......................       316,132
    50        4.00%, 3/01/07 .......................        29,678
    70        4.625%, 7/01/10 ......................        43,515
                                                      ------------
              Total Singapore
              government bonds
              (cost US$444,966) ....................       445,221
                                                      ------------

Utilities--0.1%
              Singapore Power,
   250        4.60%, 9/21/07 .......................       150,979
                                                      ------------
              Total Singapore corporate
              non-bank bonds
              (cost US$144,047) ....................       150,979
                                                      ------------

              Total Singapore
              long-term investments
              (cost US$589,013) ....................       596,200
                                                      ------------

SOUTH KOREA--3.0%
Government Bonds--1.3%
US$
              EMBARC Ltd. Linked Note
              Series 1-9,
 2,000        5.660%, 8/18/03 (b)(c) ...............     1,640,920
                                                      ------------

Government Banks--1.7%
              EMBARC Ltd. Linked Note
              Series 1-7,
 2,600        5.044%, 6/28/02 (b)(d) ...............     2,052,102
                                                      ------------
              Total Korean
              long-term investments
              (cost US$4,257,612) ..................     3,693,022
                                                      ------------

THAILAND--0.5%
Government Bonds--0.3%
THB
              Thailand Government,
 5,000        6.125%, 4/12/02 (e) ..................       113,554
   550        8.25%, 10/14/03 (e) ..................        13,534
12,000        8.00%, 12/08/06 (e) ..................       313,391
                                                      ------------
              Total Thailand
              government bonds
              (cost US$491,869) ....................       440,479
                                                      ------------

Utilities--0.1%
              Eastern Water Resources
              Development and Management
              Company Limited,
 4,000        9.00%, 7/22/04 (e) ...................        98,423
                                                      ------------
              Total Thailand utility bonds
              (cost US$102,863) ....................        98,423
                                                      ------------


                                      Aberdeen Commonwealth Income Fund, Inc. 17

As of October 31, 2001

Principal
Amount
Local
Currency (a)                                             Value
(000)                 Description                        (US$)
------------------------------------------------------------------
Corporate Non-Banks--0.1%
THB
             Advanced Info Service
             Public Company Limited,
5,200        6.50%, 3/20/03 (e) ....................       119,579
                                                      ------------
             Total Thailand corporate
             non-bank bonds
             (cost US$137,821) .....................       119,579
                                                      ------------

             Total Thailand
             long-term investments
             (cost US$732,553) .....................       658,481
                                                      ------------

UNITED KINGDOM--30.0%
Government Bonds--22.6%
(pound)
             United Kingdom Treasury,
1,000        7.00%, 11/06/01 .......................     1,454,786
1,500        8.00%, 6/10/03 ........................     2,312,263
  500        5.00%, 6/07/04 ........................       740,136
1,250        8.50%, 12/07/05 .......................     2,087,830
1,100        7.50%, 12/07/06 .......................     1,811,467
  500        5.75%, 12/07/09 .......................       783,940
1,500        8.00%, 9/27/13 ........................     2,858,821
  600        8.00%, 12/07/15 .......................     1,180,392
3,000        8.00%, 6/07/21 ........................     6,328,770
2,350        6.00%, 12/07/28 .......................     4,259,484
             Republic of Finland,
1,000        8.00%, 4/07/03 ........................     1,522,611
1,250        10.125%, 6/22/08 ......................     2,306,413
                                                      ------------
             Total United Kingdom
             government bonds
             (cost US$29,697,591) ..................    27,646,913
                                                      ------------

Utilities--3.1%
             British Gas PLC,
1,400        8.875%, 7/08/08 .......................     2,397,904
             Thames Water Utilities
             Finance PLC,
1,000        10.50%, 11/21/01 ......................     1,458,189
                                                      ------------
             Total United Kingdom
             utility bonds
             (cost US$4,037,929) ...................     3,856,093
                                                      ------------

Banking and Finance--4.3%
             Abbey National Treasury
             Services PLC,
1,250        8.00%, 4/02/03 ........................     1,900,507
             Barclays Bank PLC,
1,000        9.875%, 5/29/49 .......................     1,776,791
             Lloyds Bank PLC,
  500        7.375%, 3/11/04 .......................       764,643
             Prudential Finance B.V.,
  500        9.375%, 6/04/07 .......................       855,174
                                                      ------------
             Total United Kingdom
             banking and finance bonds
             (cost US$5,061,377) ...................     5,297,115
                                                      ------------

             Total United Kingdom
             long-term investments
             (cost US$38,796,897) ..................    36,800,121
                                                      ------------

             Total long-term investments
             (cost US$117,432,380) .................   105,502,710
                                                      ------------


18 Aberdeen Commonwealth Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2001

Principal
Amount
Local
Currency (a)                                            Value
(000)                 Description                       (US$)
------------------------------------------------------------------
SHORT-TERM INVESTMENTS--11.9%
Australia--1.2%
A$
             Banque Nationale de Paris
             Fixed Deposit,
2,895        4.25%, 11/01/01
             (cost US$1,460,669) ...................     1,460,669
                                                      ------------

Canada--4.1%
C$
             State Street Bank and
             Trust Company Time Deposit,
7,891        2.40%, 11/07/01
             (cost US$4,999,367) ...................     4,973,528
                                                      ------------

New Zealand--2.1%
NZ$
             State Street Bank and
             Trust Company Time Deposit,
6,075        4.40%, 11/07/01
             (cost US$2,524,770) ...................     2,508,368
                                                      ------------

United Kingdom--0.7%
(pound)
             State Street Bank and
             Trust Company Fixed Deposit,
  610        4.00%, 11/07/01
             (cost US$887,123) .....................       887,123
                                                      ------------

United States--3.8%
US$
4,710        Repurchase Agreement,
             State Street Bank and Trust
             Company, 2.48% dated
             10/31/01, due 11/01/01 in
             the amount of $4,710,324
             (collateralized by $3,375,000
             U.S. Treasury Bonds, 8.875% due
             8/15/17; value $4,818,258)
             (cost US$4,710,000) ...................     4,710,000
                                                      ------------
             Total short-term
             investments
             (cost US$14,581,929) ..................    14,539,688
                                                      ------------

------------------------------------------------------------------
Total Investments--98.0% (cost US$132,014,309)         120,042,398

Unrealized depreciation on forward foreign currency
exchange contracts--0.0% (f)                                (1,037)

Other assets in excess of liabilities--2.0%              2,497,796
------------------------------------------------------------------
Total Net Assets--100.0%                              $122,539,157
==================================================================

(a) Portfolio securities are listed based on currency in which they are traded;

      A$--Australian dollar
      C$--Canadian dollar
      MYR--Malaysian Ringgit
      NZ$--New Zealand dollar
      PHP--Philippine peso
      SG$--Singapore dollar
      THB--Thailand Baht
      (pound)--British pound
      US$--United States dollar

(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at October 31, 2001.

(c) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean Won.

(d) Value of security is linked to the value of Korea Development Bank 7.01%, 6/26/02 and the movement of the South Korean Won.

(e) Securities, or a portion thereof, pledged as collateral for the forward currency exchange contracts.

(f) Forward foreign currency exchange contracts entered into as of October 31, 2001 were as follows:

-----------------------------------------------------------------------------------------
Purchases
                                                                           Net Unrealized
Contracts to Receive   In exchange for   Settlement Date       Value        Depreciation
-----------------------------------------------------------------------------------------
PHP 18,419,800          US$ 350,000         12/24/01         US$ 348,963      $(1,037)
                                                                              =======


                                      Aberdeen Commonwealth Income Fund, Inc. 19

Statement of Assets and Liabilities

October 31, 2001

Assets
Investments, at value (cost $132,014,309) ..................................          $ 120,042,398
Foreign currency, at value (cost $1,015,464) ...............................              1,002,800
Cash .......................................................................                    806
Interest receivable ........................................................              2,385,772
Prepaid expenses and other assets ..........................................                 42,267
                                                                                      -------------
  Total assets .............................................................            123,474,043
                                                                                      -------------
Liabilities
Dividends and distributions payable--common stock ..........................                648,635
Investment management fee payable ..........................................                 71,636
Administration fee payable .................................................                 22,042
Dividends payable--preferred stock .........................................                 15,876
Net unrealized depreciation on forward foreign exchange contracts ..........                  1,037
Accrued expenses and other liabilities .....................................                175,660
                                                                                      -------------
  Total liabilities ........................................................                934,886
                                                                                      -------------
Total Net Assets ...........................................................          $ 122,539,157
                                                                                      =============
Total net assets were composed of:
Common stock:
  Par value ($.001 per share, applicable to 9,266,209 shares issued) .......          $       9,266
  Paid-in capital in excess of par .........................................            122,910,705
Preferred stock ($.001 par value per share and $25,000 liquidation value per
  share applicable to 1,200 shares) ........................................             30,000,000
                                                                                      -------------
                                                                                        152,919,971
Distributions in excess of investment income ...............................               (664,511)
Accumulated net realized losses on investment transactions .................               (448,630)
Net unrealized appreciation on investments .................................                706,495
Accumulated net realized foreign exchange losses ...........................            (17,273,592)
Net unrealized foreign exchange losses .....................................            (12,700,576)
                                                                                      -------------
Total Net Assets ...........................................................          $ 122,539,157
                                                                                      =============
Net assets applicable to common shareholders ...............................          $  92,539,157
                                                                                      =============
Net asset value per common share ($92,539,157/9,266,209 shares of
  common stock issued and outstanding) .....................................          $        9.99
                                                                                      =============


20 Aberdeen Commonwealth Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2001

Net Investment Income
Income
  Interest and discount earned (net of foreign withholding taxes of $170,270)          $ 8,548,715
                                                                                       -----------
Expenses
  Investment management fee .................................................              807,872
  Administration fee ........................................................              248,576
  Directors' fees and expenses ..............................................              155,146
  Reports to shareholders ...................................................              132,678
  Independent accountant's fees and expenses ................................              112,030
  Legal fees and expenses ...................................................              115,536
  Custodian's fees and expenses .............................................               98,587
  Insurance expense .........................................................               79,451
  Auction agent's fees and expenses .........................................               79,325
  Investor Relations fees and expenses ......................................               73,568
  Registration fees .........................................................               23,528
  Transfer agent's fees and expenses ........................................               19,210
  Miscellaneous .............................................................               39,213
                                                                                       -----------
     Total operating expenses ...............................................            1,984,720
                                                                                       -----------
Net investment income .......................................................            6,563,995
                                                                                       -----------
Realized and Unrealized Gains (Losses) on Investments and
Foreign Currencies
  Net realized losses on investment transactions ............................             (420,172)
  Net realized foreign exchange losses ......................................           (4,541,817)
                                                                                       -----------
                                                                                        (4,961,989)
                                                                                       -----------
  Net change in unrealized appreciation of investments ......................            3,076,210
  Net change in unrealized foreign exchange losses ..........................            2,579,210
                                                                                       -----------
                                                                                         5,655,420
                                                                                       -----------
Net gain on investments and foreign currencies ..............................              693,431
                                                                                       -----------
Net Increase in Net Assets Resulting from Operations ........................          $ 7,257,426
                                                                                       ===========


                                      Aberdeen Commonwealth Income Fund, Inc. 21

Statement of Cash Flows

For the Year Ended October 31, 2001

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from operating activities
  Interest received .......................................................          $  8,582,225
  Operating expenses paid .................................................            (2,036,684)
  Purchases of short-term portfolio investments, net ......................            (2,797,317)
  Purchases of long-term portfolio investments ............................           (23,504,577)
  Proceeds from sales of long-term portfolio investments ..................            29,790,107
  Other ...................................................................                20,212
                                                                                     ------------
     Net cash provided from operating activities ..........................            10,053,966
                                                                                     ------------
Cash flows used for financing activities
  Dividends paid to common shareholders ...................................            (7,782,866)
  Dividends paid to preferred shareholders ................................            (1,413,792)
                                                                                     ------------
     Net cash used for financing activities ...............................            (9,196,658)
                                                                                     ------------
Effect of exchange rate on cash ...........................................              (237,651)
                                                                                     ------------
Net increase in cash ......................................................               619,657
  Cash at beginning of year ...............................................               383,949
                                                                                     ------------
  Cash at end of year .....................................................          $  1,003,606
                                                                                     ============
Reconciliation of Net Increase in Net Assets from
Operations to Net Cash (Including Foreign Currency)
Provided from Operating Activities
  Net increase in total net assets resulting from operations ..............          $  7,257,426
                                                                                     ------------
  Decrease in investments .................................................             2,992,080
  Net realized losses on investments ......................................               420,172
  Net realized foreign exchange losses ....................................             4,541,817
  Increase in unrealized depreciation on forward foreign exchange contracts                 3,562
  Net change in unrealized appreciation on investments ....................            (3,076,210)
  Net change in unrealized foreign exchange losses ........................            (2,579,210)
  Decrease in interest receivable .........................................               414,550
  Decrease in receivable for investments sold .............................             5,068,180
  Net decrease in other assets ............................................                20,212
  Decrease in payable for investments purchased ...........................            (4,956,649)
  Decrease in accrued expenses and other liabilities ......................               (51,964)
                                                                                     ------------
  Total adjustments .......................................................             2,796,540
                                                                                     ------------
Net cash provided from operating activities ...............................          $ 10,053,966
                                                                                     ============


22 Aberdeen Commonwealth Income Fund, Inc.

Statements of Changes in Net Assets

                                                                                       For the Year
                                                                                     Ended October 31,
                                                                           -------------------------------------
                                                                                2001                    2000
----------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
  Net investment income .........................................          $   6,563,995           $   7,522,827
  Net realized gains (losses) on investment transactions ........               (420,172)              2,020,497
  Net realized gains on futures transactions ....................                     --                  28,352
  Net realized foreign exchange losses ..........................             (4,541,817)             (5,683,079)
  Net change in unrealized appreciation/depreciation
     of investments .............................................              3,076,210              (2,122,298)
  Net change in unrealized foreign exchange losses ..............              2,579,210              (9,888,532)
                                                                           -------------           -------------
Net increase (decrease) in net assets resulting from operations .              7,257,426              (8,122,233)
                                                                           -------------           -------------
Dividends and distributions to shareholders
  Dividends to common shareholders from net
     investment income ..........................................             (3,178,810)             (6,591,924)
  Dividends to preferred shareholders from net
     investment income ..........................................             (1,429,668)             (1,514,672)
  Tax return of capital .........................................             (4,604,057)                     --
  Distributions to common shareholders from net realized gains
     on investment transactions .................................                     --              (1,468,931)
  Distributions to preferred shareholders from net realized gains
     on investment transactions .................................                     --                (312,268)
                                                                           -------------           -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders .................................             (9,212,535)             (9,887,795)
                                                                           -------------           -------------
Total decrease in net assets ....................................             (1,955,109)            (18,010,028)
Total Net Assets
Beginning of year ...............................................            124,494,266             142,504,294
                                                                           -------------           -------------
End of year (including distributions in excess of net
  investment income of ($664,511) and ($684,022),
  respectively) .................................................          $ 122,539,157           $ 124,494,266
                                                                           =============           =============


                                      Aberdeen Commonwealth Income Fund, Inc. 23

Financial Highlights

                                                                         For the Year Ended October 31,
                                                      -----------------------------------------------------------------------
                                                          2001         2000           1999           1998            1997
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share,
  beginning of year ...............................   $     10.20  $     12.14     $     13.07    $     13.94     $     14.32
                                                      -----------  -----------     -----------    -----------     -----------
Net investment income .............................          0.71         0.81            0.87           0.99            1.14
Net realized and unrealized gains (losses)
  on investments and foreign currencies ...........          0.07        (1.68)          (0.70)         (0.73)          (0.34)
                                                      -----------  -----------     -----------    -----------     -----------
  Total from investment operations ................          0.78        (0.87)           0.17           0.26            0.80
                                                      -----------  -----------     -----------    -----------     -----------
Dividends from net investment income to
  common shareholders .............................         (0.34)       (0.71)          (0.62)         (0.87)          (0.99)
Dividends from net investment income to
  preferred shareholders ..........................         (0.15)       (0.16)          (0.11)         (0.14)          (0.17)
Tax return of capital .............................         (0.50)          --              --             --              --
Distributions from net realized gains on investment
  transactions to common shareholders .............            --        (0.16)          (0.33)         (0.08)          (0.02)
Distributions from net realized gains on investment
  transactions to preferred shareholders ..........            --        (0.04)          (0.04)         (0.04)             --
                                                      -----------  -----------     -----------    -----------     -----------
  Total dividends and distributions ...............         (0.99)       (1.07)          (1.10)         (1.13)          (1.18)
                                                      -----------  -----------     -----------    -----------     -----------
Net asset value per common share, end of year .....   $      9.99  $     10.20     $     12.14    $     13.07     $     13.94
                                                      ===========  ===========     ===========    ===========     ===========
Market value, end of year .........................   $      9.00  $    8.8750     $    10.375    $   10.8125     $   12.4375
                                                      ===========  ===========     ===========    ===========     ===========
Number of shares of common stock
  outstanding (000 omitted) .......................         9,266        9,266           9,266          9,266           9,266
Total investment return based on:(1)
  Market value ....................................         11.20%       (6.11)%          4.89%         (5.59)%         13.78%
  Net asset value .................................          7.40%       (7.78)%          1.53%          1.82%           5.76%
Ratio to Average Net Assets of Common
  Shareholders(2)/Supplementary Data:
Net assets of common shareholders, end of
  period (000 omitted) ............................   $    92,539  $    94,494     $   112,504    $   121,096     $   129,158
Average net assets of common shareholders
  (000 omitted) ...................................        93,987      105,657         119,257        122,266         130,125
Operating expenses ................................          2.11%        2.02%           1.95%          1.70%           1.63%
Net investment income available to
  common shareholders(2) ..........................          5.46%        5.39%           5.53%          6.17%           6.88%
Portfolio turnover ................................            17%          29%             40%            36%             24%
Senior securities (preferred stock)
  outstanding (000 omitted) .......................   $    30,000  $    30,000     $    30,000    $    30,000     $    30,000
Asset coverage on preferred stock at year end .....           408%         415%            475%           504%            530%

--------------------------------------------------------------------------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(2) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 6.98%, 7.12%, 6.76%, 7.50% and 8.10%, respectively.


24 Aberdeen Commonwealth Income Fund, Inc.

Notes to Financial Statements

Note 1. Investment Objectives

Aberdeen Commonwealth Income Fund, Inc. (formerly known as The First Commonwealth Fund, Inc.) (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund's principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in Commonwealth Currencies. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund will seek to achieve its investment objective through investment in securities denominated in the Commonwealth Currencies and in Global Debt Securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.


                                      Aberdeen Commonwealth Income Fund, Inc. 25

Net realized foreign exchange losses includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US dollar.

The exchange rates of the Commonwealth Currencies utilized by the Fund at October 31, 2001 were US$0.50 to A$1.00, US$0.63 to C$1.00, US$0.41 to NZ$1.00,
US$1.45 to (pound)1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Securities for which market quotations are not readily available are valued at fair value in good faith using methods determined by or under the direction of the Fund's Board of Directors.

Securities purchased with a maturity of less than 60 days are valued at amortized cost. Securities purchased with a maturity of greater than 60 days are valued at current market quotations until the 60th day prior to maturity. At that time, the value of the security on the 61st day prior to maturity is amortized on a straight-line basis to value the security for the remaining 60 days.


26 Aberdeen Commonwealth Income Fund, Inc.

Repurchase Agreements: In connection with transactions in repurchase agreements with US financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The initial adjustment required upon adoption of premium and discount amortization will decrease the recorded costs of its investments (but not their market value) by $3,549,925. Additionally, had this principle been in effect during the year ended October 31, 2001, the Fund estimates that net investment income would have decreased by approximately $0.11 per share (1.1% of net assets) and realized and unrealized gain (loss) per share would have increased (decreased) by the same amount. Because the Fund determines its required


                                      Aberdeen Commonwealth Income Fund, Inc. 27
distributions under Federal income tax laws, adoption of this principle will not affect the amount or composition of distributions paid to shareholders.

Derivative Financial Instruments: The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in Commonwealth currencies, derivatives can only be used to manage interest rate risk. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Financial futures contracts: A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of October 31, 2001, there were no open futures contracts.

Options: When the fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related


28 Aberdeen Commonwealth Income Fund, Inc.

premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of October 31, 2001, there were no open option contracts.

Dividends: Dividends and distributions to common shareholders are recorded on the ex-dividend date. These are based upon net investment income, capital and currency gains and, to the extent necessary, return of capital. This is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 5.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended October 31, 2001, the Fund decreased distributions in excess of net investment income by $2,668,051, increased accumulated net realized losses on investments by $342,342 and decreased accumulated net realized foreign exchange losses by $2,417,202, resulting in a decrease to paid-in capital in excess of par by $4,742,911. Net investment income, net realized losses on investments and net assets were not affected by this change.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into US dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund's policy to meet the requirements of the United States of America Internal Revenue Code applicable


                                      Aberdeen Commonwealth Income Fund, Inc. 29
to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

The Fund has agreements with Aberdeen Asset Managers (C.I.) Limited (formerly known as EquitiLink International Management Limited) (the "Investment Manager"), Aberdeen Asset Management Limited (formerly known as EquitiLink Australia Limited) (the "Investment Adviser"), and Princeton Administrators, L.P. (the "Administrator"). The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management Plc. The Investment Manager has entered into an agreement with CIBC World Markets, Inc. (the "Consultant").

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's


30 Aberdeen Commonwealth Income Fund, Inc.

average weekly net assets, subject to a minimum annual payment of $150,000 ($12,500 per month). The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

The Investment Manager informed the Fund that it paid $306,388 to the Investment Adviser and $12,000 to the Consultant during the year ended October 31, 2001.

Effective March 1, 2000, the Fund entered into an agreement with EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management ("AAM")), a wholly-owned subsidiary of Aberdeen Asset Managers (C.I.) Limited, to provide investor relations services. This agreement provides AAM with a monthly retainer of $4,000 plus out of pocket expenses. For the year ended October 31, 2001, the Fund paid AAM $55,747.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001 aggregated $18,547,928 and $24,718,365, respectively.

The United States of America federal income tax basis of the Fund's investments at October 31, 2001 was $119,355,870 and accordingly, net unrealized appreciation for United States federal income tax purposes was $686,528 (gross unrealized appreciation--$3,078,234, gross unrealized depreciation--$2,391,706.)

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2001 of approximately $428,662 which expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

Note 5. Capital

There are 300 million shares of $.001 par value common stock authorized and 9,266,209 shares outstanding at October 31, 2001.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to net asset value is at least 10%. Through October 31, 2001,


                                      Aberdeen Commonwealth Income Fund, Inc. 31

Notes to Financial Statements (concluded)

there have been no share repurchases through this program.

There are 100 million shares of $.001 par value of Auction Market Preferred Stock ("Preferred Stock") authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstanding consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 2.760% to 6.634% during the year ended October 31, 2001. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 6. Subsequent Dividends

Subsequent to October 31, 2001, the Board of Directors of the Fund declared a distribution of $ 0.07 per common share payable on December 14, 2001 to common shareholders of record on November 30, 2001.

Subsequent to October 31, 2001, dividends and distributions declared and paid on preferred shares totaled approximately $86,112 for the outstanding preferred share series through December 13, 2001.


32 Aberdeen Commonwealth Income Fund, Inc.

Report of Independent Accountants

To the Shareholders and the Board of Directors of Aberdeen Commonwealth Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Commonwealth Income Fund, Inc. (the "Fund," formerly known as The First Commonwealth Fund, Inc.) at October 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 13, 2001


                                      Aberdeen Commonwealth Income Fund, Inc. 33

Federal Tax Information: Dividends and Distributions

Common Shareholders:

Of the monthly cash distributions paid by the Fund during the taxable year ended October 31, 2001, 39.03% represents income from foreign sources. Additionally, 1.42% of the monthly cash distributions is attributable to foreign withholding taxes.

Preferred Shareholders:

Of the ordinary income distributions paid by the Fund during the taxable year ended October 31, 2001, 94.99% represents income from foreign sources. Additionally, 4.81% of the ordinary income distributions is attributable to foreign withholding taxes.

The foreign taxes paid or withheld represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

                                         ABERDEEN COMMONWEALTH INCOME FUND, INC.


34 Aberdeen Commonwealth Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all distributions of dividends and capital gains, net of any applicable withholding tax, will automatically be reinvested by State Street Bank and Trust (the "Plan Agent") in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Fund declares a dividend or capital gain distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly-issued shares on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: If, on payable date, the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value per share, Plan participants will receive newly-issued shares of the Fund valued at the greater of net asset value per share or 95% of the then current market price. If, on the other hand, the net asset value per share plus any brokerage commissions exceed the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the net asset value per share as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly-issued shares valued at the greater of net asset value per share as last so determined or 95% of the then current market value.

There is no charge to participants for reinvesting dividends and capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly


                                      Aberdeen Commonwealth Income Fund, Inc. 35

Dividend Reinvestment and
Cash Purchase Plan (concluded)

by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions does not relieve participants of any federal income tax that may be payable on such dividends and distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds to the Plan Agent in any amount of at least $100 for the purchase of shares on the open market. Voluntary payments will be invested on or shortly after the 15th of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Cash investments may be commingled with the funds of other shareholders of the Fund held by the Plan Agent and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. Participants will also be charged a service fee for each voluntary cash investment.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price and send a check to the participant for the proceeds. If, by giving proper notice to the Plan Agent, participants request cash, the Plan Agent will sell the shares and send the participant the proceeds, less a service fee of $2.50 and less brokerage commissions.

The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written notice to shareholders of the Fund.

All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-426-5523.


36 Aberdeen Commonwealth Income Fund, Inc.

Directors

Martin J. Gilbert, Chairman
David L. Elsum
Laurence S. Freedman
Neville J. Miles
William J. Potter
Sir David Rowe-Ham
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith
Hugh Young

Officers

Hugh Young, President
Christian Pittard, Treasurer and Assistant Secretary
Roy M. Randall, Secretary
Michael Karagianis, Assistant Vice President
Beverley Hendry, Assistant Treasurer
Timothy Sullivan, Assistant Treasurer
Simon Bignell, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary
Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLE LOGO] Printed on post-consumer recycled paper


                                      Aberdeen Commonwealth Income Fund, Inc. 37

Corporate Information

Investment Manager                      Aberdeen Asset Managers (C.I.) Limited
                                        P.O. Box 578, 17 Bond Street
                                        St. Helier, Jersey JE45XB
                                        Channel Islands

Investment Advisor                      Aberdeen Asset Management Limited
                                        Level 6, 201 Kent Street
                                        Sydney, NSW 2000, Australia

Consultant                              CIBC World Markets, Inc.
                                        BCE Place, Canada Trust Tower
                                        P.O. Box 500
                                        Toronto, Ontario, M5J 2S8
                                        Canada

Administrator                           Princeton Administrators, L.P.
                                        P.O. Box 9095
                                        Princeton, New Jersey 08543-9095

Custodian & Transfer Agent              State Street Bank and Trust Company
                                        1 Heritage Drive
                                        North Quincy, Massachusetts 02171

Auction Agent                           Deutsche Bank
                                        Four Albany Street
                                        New York, New York 10006

Independent Accountants                 PricewaterhouseCoopers LLP
                                        1177 Avenue of the Americas
                                        New York, NY 10036

Legal Counsel                           Dechert
                                        1775 Eye Street, N.W.
                                        Washington, DC 20006

                                        Stikeman Elliott
                                        Level 40 Chifley Tower
                                        2 Chifley Square
                                        Sydney, NSW 2000, Australia

Investor Relations                      Aberdeen Asset Management
                                        45 Broadway, 31st Floor
                                        New York, New York 10006
                                        1-800-522-5465 or 1-212-968-8800
                                        InvestorRelations@aberdeen-asset.com

                                     [LOGO]

                                    Aberdeen
                                 ASSET MANAGERS

                     Aberdeen Asset Managers (C.I.) Limited

 The common shares of Aberdeen Commonwealth Income Fund, Inc. are traded on the
  New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

 This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Commonwealth Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of
                                 future returns.